UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): October 7, 2021

Brain Scientific Inc.

(Exact name of registrant as specified in its charter)

Nevada	333-209325	81-0876714
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

125 Wilbur Place, Suite 170

Bohemia, NY 11716

(Address of Principal Executive Offices)

(917) 388-1578

(Registrant’s telephone number, including area code)

Not applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
N/A	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Explanatory Note

This Amendment No. 1 on Form 8-K/A is being filed by Brain Scientific Inc. (the “Company,” “we,” “us,” or “our”), to amend the Current Report on Form 8-K we filed on October 7, 2021 (the “Original Report”) to provide the disclosures required by Item 9.01 of Form 8-K that were previously omitted from the Original Report as permitted by Item 9.01(a)(4) of Form 8-K. Except as provided herein, the disclosures made in the Original Report remain unchanged.

Item 2.01 Completion of Acquisition or Disposition of Assets.

On June 11, 2021, Brain Scientific Inc. (the “Company”) entered into an Agreement and Plan of Merger and Reorganization (the “Merger Agreement”) with Piezo Motion Corp., a Delaware corporation (“Piezo”), and BRSF Acquisition Inc., a Delaware corporation and wholly owned subsidiary of the Company (“Merger Sub”). Pursuant to the terms and subject to the conditions set forth in the Merger Agreement, Merger Sub was to be merged with and into Piezo, whereby Merger Sub would cease to exist and Piezo would survive as a wholly owned subsidiary of the Company (the “Merger”). On October 1, 2021 the Company, Piezo and the Merger Sub entered into an Amendment to Merger Agreement (the “Merger Agreement Amendment”) to revise certain provisions within the Merger Agreement involving the post-Merger composition of Company management and certain post-Merger arrangements with the Company’s outgoing principal executive officer, Boris Goldstein. The Merger was completed on October 1, 2021.

We filed the Original Report describing the transactions contemplated by the Merger Agreement on October 7, 2021, and we are now filing this amendment to include the historical financial statements and pro forma financial information required by Item 9.01 of Form 8-K.

Item 9.01 Financial Statements and Exhibits.

(a) Financial Statements of Business Acquired. The audited consolidated financial statements of Piezo Motion Corp. as of and for the years ended December 31, 2020 and December 31, 2019, and the accompanying notes to the audited financial statements, are attached hereto as Exhibit 99.1 and are incorporated herein by reference thereto. The unaudited financial statements of Piezo Motion Corp. for the nine months ended September 30, 2021 and June 30, 2020, and the accompanying notes to the unaudited financial statements, are attached hereto as Exhibit 99.2 and are incorporated herein by reference thereto.

(b) Pro-forma Financial Information. The following information is attached hereto as Exhibit 99.3 and incorporated herein by reference thereto:

(i)	Unaudited Pro Forma Condensed Combined Financial Information of Brain Scientific Inc. and Piezo Motion Corp as of and for the year ended December 31, 2020 and for the nine months ended September 30, 2021.

(ii)	Notes to the Unaudited Pro Forma Condensed Combined Financial Information.

(c) Exhibits.

Exhibit No.	Description

99.1	Audited Financial Information of Piezo Motion Corp as of and for the years ended December 31, 2020 and December 31, 2019.

99.2	Unaudited Financial Information of Piezo Motion for the nine months ended September 30, 2021 and 2020.

99.3	Unaudited Pro Forma Condensed Combined Financial Information of Brain Scientific Inc. and Piezo Motion Corp. as of and for the year ended December 31, 2020 and for the nine months ended September 30, 2021.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Brain Scientific Inc.

Dated: December 15, 2021	By:	/s/ Hassan Kotob
	Name:	Hassan Kotob
	Title:	Chief Executive Officer

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